THE PARNASSUS Fund
                        Quarterly Report, March 31, 2001

--------------------------------------------------------------------------------


Dear Shareholder:

     As of March 31, 2001, the net asset value per share (NAV) of The Parnassus Fund was $38.29 so the overall return for the first quarter was a loss of 2.37%. No one, of course, likes to lose money -- even a small amount -- but on the whole I'm delighted with this quarter's performance when you compare it to the S&P 500 (down 11.86%) and the Nasdaq Composite (down 25.46%).

     Beginning this quarter, Lipper, Inc. has put us in a different category, moving us from "mid-cap value" to "multi-cap value." The difference is that a "multi-cap" fund buys all sizes of companies -- large, medium and small -- while a "mid-cap" fund concentrates on medium-sized companies. Size is measured by market capitalization which is number of shares outstanding multiplied by the stock price. Although I had nothing to do with the change since Lipper made the decision on its own, I think it does make sense since we've never been bound by the size of a company in our investment policy. We do avoid very small businesses, but our portfolio normally contains all sizes of companies. Effective with this quarterly report, we will compare our returns with our new peer group. For the quarter, the average multi-cap value fund lost 4.61% compared to our loss of 2.37% so we beat all the indices: the S&P, the Nasdaq and our new peer group.

     Below is a table comparing The Parnassus Fund with the S&P, the Nasdaq and the average multi-cap value fund followed by Lipper over the past one, three, five and ten-year ___ periods. ___ The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge (3.5%). The performance figures for the average multi-cap value fund do not deduct any sales charges that may apply.

---------------------------------------------------------------------------------------------------------------
Periods Ending        Average Annual        Average Annual       Lipper Multi-Cap      Nasdaq         S&P 500
March 31, 2001         Total Return         Overall Return        Value Average         Index           Index
---------------------------------------------------------------------------------------------------------------
One Year                 (24.09%)              (21.33%)                2.96%          (59.67%)        (21.68%)
Three Years               10.47%                11.79%                 3.86%            0.36%           3.04%
Five Years                16.63%                17.47%                12.40%           11.14%          14.14%
Ten Years                 15.70%                16.11%                13.68%           14.31%          14.37%
---------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq are unmanaged indices of common stocks and it is not possible to invest directly in an index. An index has no expenses subtracted from its return, but mutual funds do.

     Although we beat all the indices for the quarter, you can see by looking at the table that we did not beat them all for the one-year period. Although we beat the Nasdaq by over 38 percentage points, we just barely edged out the S&P 500 and we underperformed the average multi-cap value fund by quite a bit. The reason is that as of a year ago, we held much more of our assets in technology stocks than the average multi-cap value fund and technology got hit hard in 2000. Although we didn't go down as much as the technology-heavy Nasdaq, we did take a hit last year which affected our one-year record.

     We do, however, have substantial leads over all the indices for the three, five and ten-year periods. We're very proud of our long-term record.

     Looking at the table, it's interesting to note that over the last ten years, the S&P and the Nasdaq have had about the same annual return -- just a little over 14%. It's also surprising to note that the S&P has beaten the Nasdaq over the three and five-year periods. One would have thought that with the huge gains in technology stocks, the Nasdaq would have done better over those longer time periods. Also surprising is the fact that the Nasdaq has gained an average of only 0.36% annually over the past three years when one of those years (1999) saw a record 86% increase in the average. It just shows you that what goes up can also come down.

     As most shareholders know, The Parnassus Fund usually has a substantial portion of its assets in technology stocks. However, we try to buy them when their prices are low and avoid them when they're trading at very high multiples of sales and earnings. As you can see from the table, this strategy has worked well for us over the past ten years.

HOW WE BEAT THE MARKET IN THE FIRST QUARTER

     This was a very unusual quarter for The Parnassus Fund. Although we beat the market by a very substantial ___ margin, ___ it was not because of our stock-picking. Virtually all stocks went down during the quarter and most of ours were no different than the rest. Usually, we explain a quarter's performance by talking about each company, telling how much it went up or down and then giving the economic reasons for its movement. This quarter, that technique will not be very informative.

     That's because our relative outperformance was due to our move to cash and also to some fortunate timing in a few of our trades. As most of you know, The Parnassus Fund does not practice market timing. We don't think you can do it with any success on a consistent basis. For that reason, we stay fully invested most of the time.

     Although we don't believe in market timing, we do believe in business cycles. In previous reports, we've talked about our efforts to take advantage of the technology cycle and the January Effect. The one cycle we haven't talked about in a long time is a recession cycle. That's because we haven't had a recession in more than ten years.

     In my view, the worst period for stock market investing begins a few months before a recession starts and continues through the first half of a recession. A recession typically lasts about a year so it's wise to avoid stocks during the first six months of a downturn. About six months into a recession, stocks hit bottom and then bounce along the bottom for a month or two. At some point near the middle of a recession, stocks start to take off in anticipation of the recovery that is still months away. When this upward movement begins, it goes very quickly and if you're not on board, you miss a lot of your potential return. So the best time to be fully invested is certainly not at the beginning of a recession and interesting enough, not at the end of a recession, but somewhere in the middle.

     As you may recall from the last quarterly report, late last year we concluded that the economy was headed for a recession. My view is that we entered a recession sometime late in December or early in January. (Strictly speaking, a recession is defined as two consecutive quarters of decline in the gross domestic product or GDP. Economists are now arguing over whether we're in a recession or "only" an economic slowdown. For investment purposes, it doesn't really matter since it feels the same if the economy is expanding just a little bit or contracting just a little bit.) If I'm correct that we're in a recession which will last about a year, the best time to invest is around the Fourth of July.

     Taking this strategy to its logical conclusion, I should have sold all our holdings in The Parnassus Fund on January 2, put the cash into money market instruments paying over 5% and then invested everything in stocks on the third of July.

     As it turns out, that would have been the best strategy to follow so far this year, but I didn't have the nerve to do it. There's always a chance I could be wrong and the market could have taken off without us. For that reason, I kept some money in stocks. For most of the quarter, though, I kept over 50% of our assets in cash and that's the main reason we outperformed.

     The other reason we outperformed is because of the fortunate trades I mentioned earlier. I'll discuss these as I talk about individual companies. Because of the unusual nature of the quarter, I'll talk about the companies in terms of their impact on the NAV in cents per share.

WINNERS AND LOSERS

     The company that had the biggest negative impact on the Fund was Cisco which pushed the NAV down by 39 cents during the quarter. Most of you will be surprised that we actually have Cisco in the portfolio -- especially since I talked about that stock in a quarterly report about a year ago, saying that it was way overvalued. Cisco has always been a great company, but recently, it has not been such a good investment. However, Cisco at $15 a share (its current price) is a much better deal than Cisco at $82 a share (its price early last year). At $82, Cisco is a growth stock and a high-flier while at $15, it's a value stock and fits our contrarian philosophy.

     When we looked at Cisco last year, we calculated that its intrinsic value was around $37 a share so at any price above that, it was overvalued. By the end of last year, the stock had dropped from the 80's to $38.24 a share. When it hit $35, I was tempted to invest because it's such a great company and has good social values. Nevertheless, I resisted the temptation and stuck to our discipline of waiting to buy a stock until it was trading at no more than two-thirds of its intrinsic value which would be about $25 a share. You can imagine how pleased I was when Cisco reached $25 a share earlier this year. Because there was no certainty that Cisco wouldn't go even lower, we decided on a plan to buy 100,000 more shares for every dollar it dropped below 25. This way, we would be able to average down our cost basis if the stock went lower. As Cisco kept falling, we kept buying more and as this is written in mid-April, our cost is about $19.50 a share, and we own 825,000 shares.

     Although Cisco pushed down the NAV by 39 cents during the quarter, it should be just a temporary, quotational loss and by next year, I expect the stock to be trading well above our cost. There has been a tremendous slowdown in the telecommunications sector and Cisco has been affected by that phenomenon. Although it's frustrating to have paid $19.50 a share when we could have paid $13.50 a share, any price below $25 for Cisco is a bargain and we should be rewarded in the future for holding the stock through a difficult period.

     The stock with the second largest negative impact on the NAV was Venator, the parent of Foot Locker, which caused our share price to drop by 38 cents. The stock began the year at $15.50 and we sold our entire position at $12.02 a share because of concerns about the slowing economy and difficulties that Venator was having with the Northern Group, its Canadian apparel subsidiary. Although we lost money on the stock during the quarter, it was a great investment during the time we held it. We paid $6.01 per share for it early last year and we sold it for $12.02 for a 100% profit in about a year.

     The company accounting for the third largest drop in the NAV was mighty Intel which caused a 34-cent decline. The price of Intel's stock dropped 13% during the quarter because of weakness in the semiconductor business caused by slowing sales of personal computers and cellular telephones. Intel was trading at $26.31 a share by the end of the quarter which is an absolute bargain. I only regret that we have a full position in Intel and we can't buy any more of it. When the economy starts to recover, Intel should take off.

     The Federal National Mortgage Association, better known as Fannie Mae, saw its stock price drop in January because of sector rotation. Although it's hard to remember now, technology stocks did very well in January and this caused non-technology issues like Fannie Mae to decline as investors sold stocks in them to buy technology companies. As technology shares started to decline later in the quarter, Fannie Mae moved higher, but not enough to offset its earlier losses. For the quarter, Fannie Mae dropped 8.2% for a decline of 23 cents on the NAV.

     Kroger, the nation's largest grocery chain, dropped the Parnassus share price by 20 cents as its stock went from $27.06 at the first of the year to $23.44 when we sold it during the quarter. Although the stock declined by 13.4% during the quarter, we paid only $15.58 when we bought it about a year ago so we earned 50.5% during the time we held it.

     In terms of winners, Compaq, the largest maker of personal computers, contributed the most to the NAV with an increase of 31 cents. There's more than a little irony here since the slowdown in sales of PC's is one of the main factors causing the technology slump which, in turn, is a primary cause in the difficulties we're having in the economy as a whole. During the quarter, Compaq's shares actually did rise from $15.05 to $18.20 for a gain of 20.9%. However, the gain in the NAV was magnified because we sold 250,000 shares of Compaq for $23.49 in early February right after the January run-up in technology issues. We sold the shares because of weakness in the PC market so we avoided having at least half our position retreat to $18.20. This is an example of what I meant when earlier in the report I said that a lot of our relative outperformance in the quarter was due more to trading than to stock-picking.

     With a contribution of 28 cents to the NAV, Avocent had an even more unusual twist than Compaq. We owned 400,000 shares of Avocent at the start of the quarter when the stock traded at $27.00. By the end of the quarter, the stock sold for $21.81 a share for a drop of 19.2%. How then, you might be wondering, could the Fund gain 28 cents on Avocent? Avocent makes switches so that one monitor and one keyboard can control many computer servers, thereby saving space and hardware costs. Because of weakness in the server market, we sold all of our Avocent in January during the tech rally at an average price of $32.16, thereby avoiding the price drop back to $21.81. Late in the quarter, we bought back 500,000 shares of Avocent at an average cost of $21.11. When the recovery begins, we think the stock could go much higher.

     Our gain in Target Stores contributed 22 cents to the Parnassus share price. The stock started the year at $32.25 and jumped to $35.49 early in the quarter after the Federal Reserve cut interest rates. We sold the stock at that price since we anticipated a weakening in retail sales with the onset of a recession.

     J.P. Morgan Chase added 20 cents to the NAV. The stock started the quarter at $45.44 and jumped to well over $50 on the interest rate cut. We sold the stock in January at an average price above $52. Subsequently, the stock fell below $40 and the Fund bought back 75,000 shares at an average cost of $39.22. The company ended the quarter at $44.90, down from $45.44 at the start. Even though the stock had a modest loss, we made a substantial profit on the issue because of our trading strategy.

     PETsMART, a pet supply chain, added 13 cents to the Fund's value during the quarter. The stock climbed from $2.88 to $4.00 for a gain of 39%. Better cost control and improved ___ management ___ systems ___ contributed ___ to the company's performance.

OUTLOOK AND STRATEGY

     As I write this report in mid-April, there's a lot of stormy weather in the market. There's still no consensus on whether or not we're in a recession. Manufacturing is down, but housing looks pretty good. Auto sales are down, but not as much as feared. Consumer spending is holding up reasonably well, but consumer confidence is down. By historical standards, the unemployment rate is pretty low at 4.3%, but it's up from the previous month and there was a net loss of jobs in the economy. What this all says to me is that we're in a mild recession and if we're not, we might as well be.

     The deciding factor for me was the weakness in the technology and telecommunications sectors. Companies we talk to report a drastic fall-off in orders which means the rest of the year should be pretty bleak.

     No one knows when the market will hit bottom, but in my view, it should happen sometime between May and October. In the past, when stocks move upward after a recession, the moves are big and the speed is fast. For that reason, it's important to be invested before that upward move. On the other hand, if we're fully invested and the market takes a sharp downward move, it hurts our performance.

     Over ___ the ___ next ___ few ___ months, ___ we'll ___ be ___ investing ___ our ___ cash in telecommunications, technology and selected financial issues. That's where the best bargains appear to be. In previous upturns, some large technology companies have doubled or tripled in price. There's no guarantee that it will happen this time, but there does appear to be some terrific opportunities right now.

     Normally, technology shares do not do very well during the summer; prices usually turn up in the fall. For that reason, I'm hesitant to become fully invested until late in the summer. Nevertheless, some stocks are trading at prices where downside risk appears to be very limited.

     Given this situation, our strategy will be to keep investing slowly at a rate that would bring us to the point of being fully invested by late summer or early fall. If the market keeps going down, we'll go down with it so I ask all shareholders to be patient. The most important point, though, is that there are some extraordinary opportunities ahead that should help keep our excellent long-term track record intact.

COMPANY NOTES

     Hewlett-Packard is starting a program to bring internet access to the rural poor in developing countries and will contribute $1 billion in products and services this year to help the effort. The company also hopes to set up electronic markets for rural goods like crafts and crops.

     The Fannie Mae Foundation distributed $6 million to 205 homeless service providers in the Washington, D.C. area during a special ceremony on Capitol Hill on February 21. More than 60,000 walkers and 279 business sponsors helped raise the money and participated in Fannie Mae's "Help the Homeless Walkathon Campaign."

     Compaq contributed $1.2 million to Netsmartz, a group working to protect children from internet predators. Intel will contribute college scholarships totaling $530,000 to high school seniors in the Intel Science Talent Search.

     LSI Logic received a "green permit" from the State of Oregon for a program at its chip-fabrication factory in Gresham, Oregon which during the past two years has reduced usage of toxic chemicals by 25,000 gallons, recycled an additional 51,000 gallons and saved five million kilowatt hours of electricity. A green permit enables a company to have fewer inspections and file reports in a more flexible manner.

STAFF PROFILE

     Parnassus Investments has the best receptionist in the world. It's always a pleasure coming to work in the morning and talking with Sheila Alfaro. Of American and Filipino decent, Sheila was born on Guam where her grandfather had come to work for the National Aeronautics and Space Administration (NASA) and where her father worked as an accountant. By age ten, Sheila had moved with her family to Northern California. She graduated from De Anza High School in El Sobrante, California before going to work at a toy store called The Climbing Tree. After a year, she moved to Pacific Telesis in the customer service department and also worked for Acordia insurance brokerage.

     I first met Sheila in 1995 when she was working as a receptionist for Hamilton Financial in San Francisco. While looking at potential office space, I noticed Sheila right away. She was the most professional receptionist I had ever seen in my life. Calls kept coming in, but she handled all of them with aplomb while at the same time greeting visitors and handling other business as well. Right then, I knew I wanted her as the receptionist for Parnassus Investments when we moved into our new and larger offices.

     The problem was that I didn't know how to approach her. I didn't know her name or anything else about her except that she was a great receptionist and worked at Hamilton Financial. Finally, I decided that the direct approach was best, but I worried about being caught in the act of recruiting her. I worked up enough courage to go back to Hamilton, got off the elevator and saw that someone was waiting at the receptionist desk. What should I do? At last, the visitor moved on and she was alone. I walked up to her and asked if she would like to work for my company. From the look on her face, I could see she was a little cautious. With a smile, she asked, "Am I on candid camera?" Realizing that this was a little strange (something that would happen only in the movies), I offered her my business card.

     Months later, Sheila informed me that she was indeed nervous at my approach. She even kept her finger on the security button which was hidden underneath the receptionist's desk.

     Many people never realize the value a receptionist has to an organization. Sheila is key to preserving the Parnassus culture and is instrumental in making sure our organization functions effectively. I'm grateful that I made her an offer she couldn't refuse.

     Sheila lives in Antioch, California with her husband, Tom Alfaro. She's a terrific tennis player and a wonderful golfer. Like Federal Reserve Chairman Alan Greenspan, she enjoys reading books by Ayn Rand, especially Atlas Shrugged and Anthem. While working full time, she's now finishing her bachelor's degree in English at Hayward State University. Recently, she's taken trips to the Philippines and Bali and plans to go to Bora-Bora in Tahiti. When not traveling or playing sports, she spends time with her wide circle of friends.

                                  Yours truly,

                                Jerome L. Dodson
                                    President



                  THE PARNASSUS FUND PORTFOLIO: MARCH 31, 2001*

         Number of Shares    Issuer                                              Market Value          Per Share
-----------------------------------------------------------------------------------------------------------------

                 850,000     Adaptec, Inc.                                  $      7,371,094           $   8.67
                 500,000     Avocent Corp.                                        10,906,250              21.81
                 100,000     Baldor Electric Company                               2,105,000              21.05
                 175,000     Cardinal Health, Inc.                                16,931,250              96.75
                 300,000     Charles Schwab Corp.                                  4,626,000              15.42
                 650,000     Cisco Systems, Inc.                                  10,278,125              15.81
                 200,000     Clorox Company                                        6,290,000              31.45
                 250,000     Compaq Computer Corp.                                 4,550,000              18.20
                 300,000     Corning, Inc.                                         6,207,000              20.69
                 340,000     Federal Home Loan Mortgage Corp.                     22,042,200              64.83
                 290,000     Federal National Mortgage Association                23,084,000              79.60
                 175,000     Hewlett-Packard Company                               5,472,250              31.27
                 800,000     Intel Corporation                                    21,050,000              26.31
                  50,000     J.P. Morgan Chase & Co.                               2,245,000              44.90
               1,000,000     LSI Logic Corporation                                15,730,000              15.73
                 700,000     Lucent Technologies, Inc.                             6,979,000               9.97
                  82,000     MedQuist, Inc.                                        1,778,375              21.69
                 225,000     Mentor Graphics Corporation                           4,640,625              20.63
               1,200,000     PETsMART Inc.                                         4,800,000               4.00

                             Total common stocks                                 177,086,169


         Principal Amount    Convertible Bonds

-----------------------------------------------------------------------------------------------------------------

               7,000,000     Redback Networks                                      4,085,690              58.37
                             Total convertible bonds                               4,085,690

                             Total Portfolio                                   $ 181,171,859

                             Short Term Investments and Other Assets           $ 172,838,532

                             Total Net Assets                                  $ 354,010,391

                             The Net Asset Value as of March 31, 2001     $            38.29


* Portfolio is current at time of printing, but composition is subject to change.

                               Investment Adviser

                              Parnassus Investments

                            One Market-Steuart Tower

                                   Suite #1600

                         San Francisco, California 94105

                                  Legal Counsel

                            Gardner, Carton & Douglas

                               321 N. Clark Street

                                Chicago, IL 60610

                              Independent Auditors

                              Deloitte & Touche LLP

                                50 Fremont Street

                         San Francisco, California 94105

                                    Custodian

                            Union Bank of California

                               475 Sansome Street

                         San Francisco, California 94111

                                   Distributor

                              Parnassus Investments

                            One Market-Steuart Tower

                                   Suite #1600

                         San Francisco, California 94105

                               The Parnassus Fund

                            One Market-Steuart Tower

                                   Suite #1600

                         San Francisco, California 94105

                                  415-778-0200

                                  800-999-3505

                                www.parnassus.com

                 This report must be preceded or accompanied by a current prospectus.